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                                                                      EXHIBIT 21

                                  SUBSIDIARIES

     Johnson & Johnson, a New Jersey corporation, has the domestic and international subsidiaries shown below. Certain domestic subsidiaries and international subsidiaries are not named because they are not significant in the aggregate. Johnson & Johnson has no parent.

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                                                                           JURISDICTION OF
                           NAME OF SUBSIDIARY                                ORGANIZATION
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
Domestic Subsidiaries:
  Cordis Corporation....................................................  Florida
  Cordis International Corporation......................................  Delaware
  Ethicon Endo-Surgery, Inc. ...........................................  Ohio
  Ethicon, Inc. ........................................................  New Jersey
  GynoPharma Inc. ......................................................  Delaware
  Janssen Pharmaceutica Inc. ...........................................  New Jersey
  Janssen Products, Inc. ...............................................  Delaware
  Johnson & Johnson Clinical Diagnostics, Inc. .........................  New York
  Johnson & Johnson Consumer Products, Inc. ............................  New Jersey
  Johnson & Johnson (CR), Inc. .........................................  New Jersey
  Johnson & Johnson Development Corporation.............................  New Jersey
  Johnson & Johnson Finance Corporation.................................  New Jersey
  Johnson & Johnson Health Care Systems Inc. ...........................  New Jersey
  Johnson & Johnson International.......................................  New Jersey
  Johnson & Johnson Japan Inc. .........................................  New Jersey
  Johnson & Johnson Medical, Inc. ......................................  New Jersey
  Johnson & Johnson - Merck Consumer Pharmaceuticals Co. ...............  New Jersey
  Johnson & Johnson (Middle East) Inc. .................................  New Jersey
  Johnson & Johnson Professional, Inc. .................................  New Jersey
  Johnson & Johnson (Russia), Inc. .....................................  New Jersey
  Johnson & Johnson S.A., Inc. .........................................  New Jersey
  Johnson & Johnson Services, Inc. .....................................  New Jersey
  Johnson & Johnson Slovakia, Ltd. .....................................  New Jersey
  Johnson & Johnson Vision Products, Inc. ..............................  Florida
  Johnson & Johnson S.E., Inc. .........................................  New Jersey
  Joint Medical Products Corporation....................................  Delaware
  JJHC, Inc. ...........................................................  Delaware
  LifeScan, Inc. .......................................................  California
  McNEIL-PPC, Inc. .....................................................  New Jersey
  McNeilab, Inc. .......................................................  Pennsylvania
  Mitek Surgical Products, Inc. ........................................  Delaware
  Neutrogena Corporation................................................  Delaware
  Noramco, Inc. ........................................................  Georgia
  OMJ Pharmaceuticals, Inc. ............................................  Delaware
  Ortho Biotech Inc. ...................................................  New Jersey
  Ortho Diagnostic Systems Inc. ........................................  New Jersey
  Ortho Pharmaceutical Corporation......................................  Delaware
  Raritan Advertising, Inc. ............................................  New Jersey

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                                                                           JURISDICTION OF
                           NAME OF SUBSIDIARY                                ORGANIZATION
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
  Somerset Laboratories, Inc. ..........................................  New Jersey
  Therakos, Inc. .......................................................  Florida
International Subsidiaries:
  Centra Healthcare.....................................................  United Kingdom
  Cilag AG International................................................  Switzerland
  Cilag AG Pharmaceuticals..............................................  Switzerland
  Cilag de Mexico, S.A. de C.V. ........................................  Mexico
  Cilag Farmaceutica Ltda. .............................................  Brazil
  Cilag G.m.b.H. .......................................................  Germany
  Cilag Holding AG......................................................  Switzerland
  Cordis A.B. ..........................................................  Sweden
  Cordis A.G. ..........................................................  Switzerland
  Cordis B.V. ..........................................................  Netherlands
  Cordis Espana S.A. ...................................................  Spain
  Cordis Europe N.V. ...................................................  Netherlands
  Cordis France SARL....................................................  France
  Cordis Ges, m.b.H. ...................................................  Austria
  Cordis Holding (B.V.).................................................  Netherlands
  Cordis Hungary KFT....................................................  Hungary
  Cordis International S.A. ............................................  Belgium
  Cordis Italia S.p.A. .................................................  Italy
  Cordis Med. App. G.m.b.H. ............................................  Germany
  Cordis S.A. ..........................................................  Belgium
  Cordis S.A. ..........................................................  France
  Cordis S.A. (PTY) Ltd. ...............................................  South Africa
  Cordis Sp. zoo........................................................  Poland
  Cordis U.K. Ltd. .....................................................  United Kingdom
  Ethicon Endo-Surgery (Europe) G.m.b.H. ...............................  Germany
  Ethicon G.m.b.H & Co. KG..............................................  Germany
  Ethicon Limited.......................................................  Scotland
  Ethicon S.p.A. .......................................................  Italy
  Ethnor Del Istmo S.A. ................................................  Panama
  Ethnor (Proprietary) Limited..........................................  South Africa
  Ethnor S.A. ..........................................................  France
  Greiter AG............................................................  Switzerland
  Greiter G.m.b.H. .....................................................  Germany
  Greiter (International) AG............................................  Switzerland
  Instrumentos Medico-Cirurgico Cordis S.A. ............................  Portugal
  Janssen Biotech N.V. .................................................  Belgium
  Janssen-Cilag.........................................................  Norway
  Janssen-Cilag AB......................................................  Sweden
  Janssen-Cilag AG......................................................  Switzerland
  Janssen-Cilag A/S.....................................................  Denmark
  Janssen-Cilag Farmaceutica, Ltda. ....................................  Portugal
  Janssen-Cilag K.K. ...................................................  Japan
  Janssen-Cilag Limited.................................................  United Kingdom
  Janssen-Cilag N.V. ...................................................  Belgium

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                                                                           JURISDICTION OF
                           NAME OF SUBSIDIARY                                ORGANIZATION
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
  Janssen-Cilag OY......................................................  Finland
  Janssen-Cilag Pharmaceutica B.V. .....................................  Netherlands
  Janssen-Cilag Pharmaceutica S.A.C.I. .................................  Greece
  Janssen-Cilag Pharma Vertrieb GmbH....................................  Austria
  Janssen-Cilag Pty. Limited............................................  Australia
  Janssen-Cilag S.A. ...................................................  Spain
  Janssen-Cilag S.A. ...................................................  France
  Janssen-Cilag S.p.A. .................................................  Italy
  Janssen Farmaceutica Ltda.............................................  Brazil
  Janssen Farmaceutica Limitada.........................................  Chile
  Janssen Farmaceutica Portugal, Limitada...............................  Portugal
  Janssen Farmaceutica C.A. ............................................  Venezuela
  Janssen Farmaceutica S.A .............................................  Spain
  Janssen Farmaceutica S.A .............................................  Colombia
  Janssen Farmaceutica, S.A. de C.V. ...................................  Mexico
  Janssen G.m.b.H. .....................................................  Germany
  Janssen Internationaal N.V. ..........................................  Belgium
  Janssen Korea, Ltd. ..................................................  Korea
  Janssen-Kyowa Co., Ltd. ..............................................  Japan
  Janssenpharma A/S.....................................................  Denmark
  Janssen Pharmaceutica Inc. ...........................................  Canada
  Janssen Pharmaceutica Limited.........................................  Thailand
  Janssen Pharmaceutica N.V. ...........................................  Belgium
  Janssen Pharmaceutica (Proprietary) Limited...........................  South Africa
  Janssen Pharmaceutical Limited........................................  Ireland
  JHC Nederland B.V. ...................................................  Netherlands
  JHC Ltd. .............................................................  Ireland
  Johnson & Johnson AB..................................................  Sweden
  Johnson & Johnson AG..................................................  Switzerland
  Johnson & Johnson A/S.................................................  Denmark
  Johnson & Johnson S.A. de C.V. .......................................  Mexico
  Johnson & Johnson de Argentina, S.A.C.e I. ...........................  Argentina
  Johnson & Johnson China, Ltd. ........................................  China
  Johnson & Johnson Clinical Diagnostics (Europe) S.A. .................  France
  Johnson & Johnson Clinical Diagnostics Ltd. ..........................  England
  Johnson & Johnson Clinical Diagnostics................................  France
  Johnson & Johnson Clinical Diagnostics SpA............................  Italy
  Johnson & Johnson Consumer Europe.....................................  France
  Johnson & Johnson de Chile S.A. ......................................  Chile
  Johnson & Johnson de Colombia S.A. ...................................  Colombia
  Johnson & Johnson de Costa Rica S.A. .................................  Costa Rica
  Johnson & Johnson del Ecuador S.A. ...................................  Ecuador
  Johnson & Johnson de Mexico, S.A. de C.V. ............................  Mexico
  Johnson & Johnson de Uruguay S.A. ....................................  Uruguay
  Johnson & Johnson de Venezuela, S.A. .................................  Venezuela
  Johnson & Johnson (Dominicana), C. por A. ............................  Dominican Republic
  Johnson & Johnson Finance Limited.....................................  United Kingdom

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                                                                           JURISDICTION OF
                           NAME OF SUBSIDIARY                                ORGANIZATION
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
  Johnson & Johnson/Gaba B.V. ..........................................  Netherlands
  Johnson & Johnson G.m.b.H. ...........................................  Germany
  Johnson & Johnson Guatemala, S.A. ....................................  Guatemala
  Johnson & Johnson Hellas S.A. ........................................  Greece
  Johnson & Johnson Hemisferica S.A. ...................................  Puerto Rico
  Johnson & Johnson Holding GmbH........................................  Germany
  Johnson & Johnson (Hong Kong) Limited.................................  Hong Kong
  Johnson & Johnson Inc. ...............................................  Canada
  Johnson & Johnson Industria e Comercio Ltda...........................  Brazil
  Johnson & Johnson (Ireland) Limited...................................  Ireland
  Johnson & Johnson (Jamaica) Limited...................................  Jamaica
  Johnson & Johnson (Kenya) Limited.....................................  Kenya
  Johnson & Johnson Korea Ltd. .........................................  Korea
  Johnson & Johnson Kft. ...............................................  Hungary
  Johnson & Johnson K.K. ...............................................  Japan
  Johnson & Johnson Leasing G.m.b.H. ...................................  Germany
  Johnson & Johnson Limitada............................................  Portugal
  Johnson & Johnson Limited.............................................  United Kingdom
  Johnson & Johnson Limited.............................................  India
  Johnson & Johnson Ltd. ...............................................  Russia
  Johnson & Johnson Management Limited..................................  United Kingdom
  Johnson & Johnson Medical B.V. .......................................  Netherlands
  Johnson & Johnson Medical (China) Ltd. ...............................  China
  Johnson & Johnson Medical G.m.b.H.....................................  Austria
  Johnson & Johnson Medical G.m.b.H. ...................................  Germany
  Johnson & Johnson Medical K.K. .......................................  Japan
  Johnson & Johnson Medical Korea Limited...............................  Korea
  Johnson & Johnson Medical Mexico S.A., de C.V. .......................  Mexico
  Johnson & Johnson Medical Ltd. .......................................  United Kingdom
  Johnson & Johnson Medical Mfg. SDN. BHD. .............................  Malaysia
  Johnson & Johnson Products Inc. ......................................  Canada
  Johnson & Johnson Medical Pty. Ltd. ..................................  Australia
  Johnson & Johnson Medical S.A. .......................................  Argentina
  Johnson & Johnson Morocco S.A. .......................................  Morocco
  Johnson & Johnson (New Zealand) Limited...............................  New Zealand
  Johnson & Johnson Pacific Pty. Ltd. ..................................  Australia
  Johnson & Johnson Pakistan (Private) Limited..........................  Pakistan
  Johnson & Johnson Panama, S.A. .......................................  Panama
  Johnson & Johnson (Philippines), Inc. ................................  Philippines
  Johnson & Johnson Poland, Inc. Sp. z o.o. ............................  Poland
  Johnson & Johnson (Private) Limited...................................  Zimbabwe
  Johnson & Johnson Produtos Profissionais Ltda.........................  Brazil
  Johnson & Johnson Professional Products (Pty.) Ltd. ..................  South Africa
  Johnson & Johnson (Proprietary) Limited...............................  South Africa
  Johnson & Johnson Pte. Ltd. ..........................................  Singapore
  Johnson & Johnson Pty. Limited........................................  Australia
  Johnson & Johnson Research Pty. Limited...............................  Australia

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                                                                           JURISDICTION OF
                           NAME OF SUBSIDIARY                                ORGANIZATION
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
  Johnson & Johnson S.A. ...............................................  France
  Johnson & Johnson S.A. ...............................................  Spain
  Johnson & Johnson Medical S.A. .......................................  France
  Johnson & Johnson SDN. BHD. ..........................................  Malaysia
  Johnson & Johnson S.p.A. .............................................  Italy
  Johnson & Johnson, Spol.s.r.o. .......................................  Czech Republic
  Johnson & Johnson Taiwan Ltd. ........................................  Taiwan
  Johnson & Johnson (Thailand) Limited..................................  Thailand
  Johnson & Johnson (Trinidad) Limited..................................  Trinidad
  Johnson & Johnson Vision Products AB..................................  Sweden
  Johnson & Johnson (Zambia) Limited....................................  Zambia
  Laboratories Janssen -- Cilag S.A.....................................  France
  Laboratoires Polive S.N.C. ...........................................  France
  Lifescan Canada Ltd. .................................................  Canada
  Medos S.A. ...........................................................  Switzerland
  Nihon RoC K.K. .......................................................  Japan
  Neutrogena Corp. S.A.R.L. ............................................  France
  Neutrogena Provence S.A.R.L...........................................  France
  Ortho Diagnostic Systems G.m.b.H. ....................................  Germany
  Ortho Clinical Diagnostics K.K. ......................................  Japan
  Ortho Diagnostic Systems Limited......................................  United Kingdom
  Ortho Diagnostic Systems N.V. ........................................  Belgium
  Ortho Diagnostic Systems S.A. ........................................  France
  Ortho Diagnostic Systems S.p.A. ......................................  Italy
  Ortho-McNeil Inc. ....................................................  Canada
  Pharma Argentina S.A. ................................................  Argentina
  P.T. Johnson & Johnson Indonesia......................................  Indonesia
  RoC G.m.b.H. .........................................................  Germany
  RoC K.K. .............................................................  Japan
  RoC S.A. .............................................................  France
  RoC S.A./N.V. ........................................................  Belgium
  RoC Laboratoires de Dermoestetica S.A. ...............................  Spain
  The R.W. Johnson Pharmaceutical Research Institute....................  Switzerland
  Shanghai Johnson & Johnson Pharmaceuticals Limited....................  China
  Shanghai Johnson & Johnson Ltd. ......................................  China
  Surgikos, S.A. de C.V. ...............................................  Mexico
  Tasmanian Alkaloids Pty. Ltd. ........................................  Australia
  Taxandria Pharmaceutica B.V. .........................................  Netherlands
  Vania Expansion SNC...................................................  France
  Woelm Pharma G.m.b.H. & Co. Arzneimittelvertrieb oHG..................  Germany
  Woelm Pharma G.m.b.H. & Co. oHG.......................................  Germany
  Xian-Janssen Pharmaceutical Limited...................................  China
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